Exhibit 31.1

                                  CERTIFICATION

I,  Anil  K.  Jain,  certify  that:

1.   I  have  reviewed  this  annual  report  on  Form 10-K of APA Optics, Inc.;

2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly represent in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4. APA Optics, Inc.'s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a and 15(e)) for APA Optics, Inc. and we have:

     a) Designed such disclosure controls and procedures to ensure that material information relating to APA Optics, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

     b) Evaluated the effectiveness of our disclosure controls and procedures as of a date and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation.

     c) Disclosed in this report any change in APA Optics, Inc.'s internal control financial reporting that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's control over financial reporting.

5. APA Optics, Inc.'s other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to our auditors and the audit committee of our board of directors:

     a) All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect APA Optics, Inc.'s ability to record, process, summarize and report financial information; and

     b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

June 29, 2004



Signature:  /s/  Anil K. Jain
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Print Name:  Anil K. Jain
             ------------
Print Title:  Chief Executive Officer and Chief Financial Officer
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